 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 30, 1996

                                                     REGISTRATION NO. 333-11349
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                ---------------

                             AMENDMENT NO. 2
                                      TO
                                   FORM S-1
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                                ---------------

                          UNITED NATURAL FOODS, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                ---------------

         DELAWARE                    5141                    05-0376157
     (STATE OR OTHER     (PRIMARY STANDARD INDUSTRIAL     (I.R.S. EMPLOYER
     JURISDICTION OF      CLASSIFICATION CODE NUMBER)  IDENTIFICATION NUMBER)
     INCORPORATION OR
      ORGANIZATION)

                                ---------------

                  260 LAKE ROAD, DAYVILLE, CONNECTICUT 06241
                                (860) 779-2800
         (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING
            AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                ---------------

                              NORMAN A. CLOUTIER
               CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER
                          UNITED NATURAL FOODS, INC.
                                 260 LAKE ROAD
                          DAYVILLE, CONNECTICUT 06241
                                (860) 779-2800
               (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE
              NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                                ---------------
                                  COPIES TO:
         PAUL V. ROGERS, ESQ.               LAURA C. HODGES TAYLOR, P.C.
             HALE AND DORR                   GOODWIN, PROCTER & HOAR LLP
            60 STATE STREET                        EXCHANGE PLACE
      BOSTON, MASSACHUSETTS 02109            BOSTON, MASSACHUSETTS 02109
            (617) 526-6000                         (617) 570-1000

                                ---------------

  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date hereof.

  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [_]

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]


                                ---------------

  THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO
SECTION 8(A), MAY DETERMINE.
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


                             EXPLANATORY NOTE

  This Amendment No. 2 to the Registrant's Registration Statement on Form S-1 (File No. 333-11349) is being filed solely for the purpose of filing the final exhibits to the Registration Statement.

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

  (A) EXHIBITS

 EXHIBIT
   NO.                                 DESCRIPTION
 -------                               -----------
   1     Form of Underwriting Agreement.
   3.1*  Certificate of Incorporation of the Registrant, as amended.
   3.2*  Amended and Restated Certificate of Incorporation of the Registrant,
         to be filed upon closing of this offering.
   3.3*  By-Laws of the Registrant.
   3.4   Amended and Restated By-Laws of the Registrant, to be effective upon the closing of this offering.
   4*    Specimen Certificate for shares of Common Stock, $.01 par value, of the Registrant.
   5     Opinion of Hale and Dorr with respect to the validity of the securities being offered.
  10.1*  Employee Stock Ownership Plan, as amended.
  10.2*  Employee Stock Ownership Trust, as amended.
  10.3*  ESOT Loan Agreement among Norman A. Cloutier, Steven H. Townsend,
         Daniel V. Atwood, Theodore Cloutier and the Employee Stock Ownership
         Plan and Trust, dated November 1, 1988, as amended.
  10.4*  Stock Pledge Agreement between the Employee Stock Ownership Trust and
         Steven H. Townsend, Trustee for Norman A. Cloutier, Steven H.
         Townsend, Daniel V. Atwood and Theodore Cloutier, dated November 1,
         1988, as amended.
  10.5*  Trust Agreement between Norman A. Cloutier, Steven H. Townsend, Daniel
         V. Atwood, Theodore Cloutier and Steven H. Townsend as Trustee, dated
         November 1, 1988.
  10.6*  Guaranty Agreement between the Registrant and Steven H. Townsend as
         Trustee for Norman A. Cloutier, Steven H. Townsend, Daniel V. Atwood
         and Theodore Cloutier, dated November 1, 1988.
  10.7*  1996 Stock Option Plan.
  10.8*  Stock Acquisition Agreement and Plan of Merger among the Registrant,
         MPW Acquisition Corporation, Michael S. Funk and Judith A. Funk,
         individually and as trustees of the Funk Family 1992 Revocable Living
         Trust, and Mountain People's Warehouse Incorporated ("Mountain
         People's"), dated December 8, 1995.
  10.9*  Asset Purchase Agreement between the Registrant and PREM MARK, Inc.,
         d/b/a Rainbow Natural Foods Distributing ("Rainbow"), dated July 27,
         1995.
  10.10* Stock Purchase Agreement, dated May 22, 1995, between Mountain
         People's and Nutrasource, Inc. ("Nutrasource")
  10.11* Note and Warrant Purchase Agreement between the Registrant and
         Triumph--Connecticut Limited Partnership ("Triumph"), dated November
         17, 1993.
  10.12* Senior Note, dated November 17, 1993, between the Registrant and
         Triumph.
  10.13* Registration Rights Agreement between the Registrant and Triumph, dated November 17, 1993.
  10.14* Employment Agreement between the Registrant, Mountain People's and
         Michael S. Funk, dated February 20, 1996.
  10.15* Non-competition Agreement between the Registrant and Norman A.
         Cloutier, dated November 16, 1993.
  10.16* Amended and Restated Loan and Security Agreement among the Registrant,
         Mountain People's, Natural Retail Group, Inc., Rainbow, Nutrasource,
         Inc. and Fleet Capital Corporation, dated February 20, 1996.
  10.17* Purchase and Sale Agreement between the Registrant and O.M. Killingly
         Investment Company, dated March 31, 1995.

 EXHIBIT
   NO.                                 DESCRIPTION
 -------                               -----------
  10.18* Real Estate Term Note between the Registrant and Shawmut Capital
         Corporation (now Fleet Capital Corporation), dated September 8, 1995.
  10.19* Distribution Agreement between Mountain People's Wine Distributing,
         Inc., and Mountain People's, dated August 23, 1994.
  10.20* Secured Promissory Note between Michael S. Funk and Mountain People's, dated November 28, 1995.
  10.21* Lease, dated January 21, 1992, between Panattoni-Catlin Joint Venture and Souza Revocable Trust and Mountain People's, as amended.
  10.22* Lease, dated July 29, 1995, between Prem Mark, Inc. and the
         Registrant.
  10.23* Lease, dated July 12, 1990, between the Registrant and Sylvan and
         Stanford Makover Joint Venture, as amended.
  10.24* Lease, dated August 23, 1989, between the Registrant and Bradley Spear and Seattle First National Bank, co-executors of the estate of A.H.
         Spear.
  10.25* 1996 Employee Stock Purchase Plan.
  10.26  Amended and Restated Employee Stock Ownership Plan.
  11*    Computation of Earnings Per Share.
  21*    Subsidiaries of the Registrant.
  23.1   Consent of Hale and Dorr (included in Exhibit 5).
  23.2*  Consent of KPMG Peat Marwick LLP.
  23.3*  Consent of Arthur Andersen LLP.
  24*    Power of Attorney (included on page II-6).
  27*    Financial Data Schedule.
  99*    Consent of Thomas B. Simone.

--------
 * Previously filed.

  (B) FINANCIAL STATEMENT SCHEDULES

  Schedule II--Valuation and Qualifying Accounts

  All other schedules have been omitted because they are not required or because the required information is given in the Consolidated Financial Statements or Notes thereto.

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dayville, State of Connecticut, on this 30th day of October, 1996.

                                          UNITED NATURAL FOODS, INC.

                                          By      /s/ Norman A. Cloutier
                                            -----------------------------------
                                                    NORMAN A. CLOUTIER
                                              CHAIRMAN OF THE BOARD AND CHIEF
                                                     EXECUTIVE OFFICER

  Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

              SIGNATURE                        TITLE                 DATE

       /s/ Norman A. Cloutier          Chairman of the
-------------------------------------   Board and Chief          October 30,
         NORMAN A. CLOUTIER             Executive Officer         1996
                                        (Principal
                                        Executive Officer)

                  *
-------------------------------------  Vice Chairman of the
           MICHAEL S. FUNK              Board and President      October 30,
                                                                  1996

                  *                    Chief Financial
-------------------------------------   Officer, Treasurer       October 30,
         STEVEN H. TOWNSEND             and Director              1996
                                        (Principal
                                        Financial and
                                        Accounting Officer)

                  *
-------------------------------------  Director
          DANIEL V. ATWOOD                                       October 30,
                                                                  1996

                  *                    Director
-------------------------------------                            October 30,
         ANDREA R. HENDRICKS                                      1996

                  *                    Director
-------------------------------------                            October 30,
           KEVIN T. MICHEL                                        1996

                  *                    Director
-------------------------------------                            October 30,
         RICHARD J. WILLIAMS                                      1996

*By:   /s/ Norman A. Cloutier
  ----------------------------------
         NORMAN A. CLOUTIER
          ATTORNEY-IN-FACT

                                 EXHIBIT INDEX

 EXHIBIT
   NO.                             DESCRIPTION                             PAGE
 -------                           -----------                             ----
   1     Form of Underwriting Agreement.
   3.1*  Certificate of Incorporation of the Registrant, as amended.
   3.2*  Amended and Restated Certificate of Incorporation of the
         Registrant, to be filed upon closing of this offering.
   3.3*  By-Laws of the Registrant.
   3.4   Amended and Restated By-Laws of the Registrant, to be effective upon the closing of this offering.
   4*    Specimen Certificate for shares of Common Stock, $.01 par
         value, of the Registrant.
   5     Opinion of Hale and Dorr with respect to the validity of the securities being offered.
  10.1*  Employee Stock Ownership Plan, as amended.
  10.2*  Employee Stock Ownership Trust, as amended.
  10.3*  ESOT Loan Agreement among Norman A. Cloutier, Steven H.
         Townsend, Daniel V. Atwood, Theodore Cloutier and the Employee
         Stock Ownership Plan and Trust, dated November 1, 1988, as amended.
  10.4*  Stock Pledge Agreement between the Employee Stock Ownership
         Trust and Steven H. Townsend, Trustee for Norman A. Cloutier,
         Steven H. Townsend, Daniel V. Atwood and Theodore Cloutier,
         dated November 1, 1988, as amended.
  10.5*  Trust Agreement between Norman A. Cloutier, Steven H. Townsend,
         Daniel V. Atwood, Theodore Cloutier and Steven H. Townsend as
         Trustee, dated November 1, 1988.
  10.6*  Guaranty Agreement between the Registrant and Steven H.
         Townsend as Trustee for Norman A. Cloutier, Steven H. Townsend,
         Daniel V. Atwood and Theodore Cloutier, dated November 1, 1988.
  10.7*  1996 Stock Option Plan.
  10.8*  Stock Acquisition Agreement and Plan of Merger among the
         Registrant, MPW Acquisition Corporation, Michael S. Funk and
         Judith A. Funk, individually and as trustees of the Funk Family
         1992 Revocable Living Trust, and Mountain People's Warehouse
         Incorporated ("Mountain People's"), dated December 8, 1995.
  10.9*  Asset Purchase Agreement between the Registrant and PREM MARK,
         Inc., d/b/a Rainbow Natural Foods Distributing ("Rainbow"),
         dated July 27, 1995.
  10.10* Stock Purchase Agreement, dated May 22, 1995, between Mountain
         People's and Nutrasource, Inc. ("Nutrasource")
  10.11* Note and Warrant Purchase Agreement between the Registrant and
         Triumph--Connecticut Limited Partnership ("Triumph"), dated
         November 17, 1993.
  10.12* Senior Note, dated November 17, 1993, between the Registrant and Triumph.
  10.13* Registration Rights Agreement between the Registrant and
         Triumph, dated November 17, 1993.
  10.14* Employment Agreement between the Registrant, Mountain People's and Michael S. Funk, dated February 20, 1996.
  10.15* Non-competition Agreement between the Registrant and Norman A.
         Cloutier, dated November 16, 1993.
  10.16* Amended and Restated Loan and Security Agreement among the
         Registrant, Mountain People's, Natural Retail Group, Inc.,
         Rainbow, Nutrasource, Inc. and Fleet Capital Corporation, dated
         February 20, 1996.
  10.17* Purchase and Sale Agreement between the Registrant and O.M.
         Killingly Investment Company, dated March 31, 1995.

 EXHIBIT
   NO.                             DESCRIPTION                            PAGE
 -------                           -----------                            ----
  10.18* Real Estate Term Note between the Registrant and Shawmut
         Capital Corporation (now Fleet Capital Corporation), dated
         September 8, 1995.
  10.19* Distribution Agreement between Mountain People's Wine
         Distributing, Inc., and Mountain People's, dated August 23,
         1994.
  10.20* Secured Promissory Note between Michael S. Funk and Mountain
         People's, dated November 28, 1995.
  10.21* Lease, dated January 21, 1992, between Panattoni-Catlin Joint
         Venture and Souza Revocable Trust and Mountain People's, as
         amended.
  10.22* Lease, dated July 29, 1995, between Prem Mark, Inc. and the
         Registrant.
  10.23* Lease, dated July 12, 1990, between the Registrant and Sylvan and Stanford Makover Joint Venture, as amended.
  10.24* Lease, dated August 23, 1989, between the Registrant and
         Bradley Spear and Seattle First National Bank, co-executors of the estate of A.H. Spear.
  10.25* 1996 Employee Stock Purchase Plan.
  10.26  Amended and Restated Employee Stock Ownership Plan.
  11*    Computation of Earnings Per Share.
  21*    Subsidiaries of the Registrant.
  23.1   Consent of Hale and Dorr (included in Exhibit 5).
  23.2*  Consent of KPMG Peat Marwick LLP.
  23.3*  Consent of Arthur Andersen LLP.
  24*    Power of Attorney (included on page II-6).
  27*    Financial Data Schedule.
  99*    Consent of Thomas B. Simone.

--------

 * Previously filed.